SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED JANUARY 1, 1997

                       FRANKLIN INVESTORS SECURITIES TRUST
           FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND
                      FRANKLIN CONVERTIBLE SECURITIES FUND
               FRANKLIN EQUITY INCOME FUND DATED MARCH 1, 1996 AS
                    PREVIOUSLY SUPPLEMENTED DECEMBER 16, 1996



I. As of January 1, 1997 the Short-Intermediate Fund offers a second class of shares, designated "Advisor Class shares." This SAI describes the Class I shares of the Short-Intermediate Fund.

All shares of the Short-Intermediate Fund outstanding before the offering of Advisor Class shares will retain their previous rights and privileges.

Class I and Advisor Class shares of the Short-Intermediate Fund differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Advisor Class shares are described in a separate prospectus and SAI relating only to that class. For more information concerning Advisor Class shares, contact your investment representative or Distributors.

II. The discussion under "How Do I Buy and Sell Shares? - Letter of Intent" is amended to remove the reference to Class II shares.

III. The first sentence of the discussion under "The Fund's Underwriter Distribution Plans" is amended by replacing the heading and the first sentence with the following text:

 The Short-Intermediate Fund with respect to Class I and the Convertible and Equity Funds with respect to Class I and II have adopted separate distribution plans or "Rule 12b-1 plans" pursuant to Rule 12b-1 of the 1940 Act, in the case of the Convertible and Equity Funds (the "Class I Plan" and "Class II Plan," or "Plan(s)").